                                                                  Exhibit 10.9.1


                           SALE AND TRANSFER AGREEMENT

                                 BY AND BETWEEN

                                 BIOVEX LIMITED

                      (as seller and transferor and lessee)

                                       and

                   EUROPEAN VENTURE PARTNERS II ANNEX LIMITED

                   (as purchaser, transferee and head lessor)

                              Dated 25 / 08 / 2006

AGREEMENT

BETWEEN

(1) BIOVEX LIMITED incorporated in England with Registered Number 3480520 whose address is 70 Milton Park, Abingdon, Oxford OX14 4RX (the "lessee"); and

(2) EUROPEAN VENTURE PARTNERS II ANNEX LIMITED, whose address is St Paul's Gate, New Street, St Helier, Jersey JE4 8ZB (the "Head lessor")

RECITALS

(A) The lessee wishes to sell the Equipment (as defined in this agreement) to the Head lessor on the terms set out in this agreement.

(B)  The Head lessor wishes to purchase the Equipment from the lessee.

(C) The Head lessor by separate agreement shall lease the Equipment to Venture Leasing (UK) Annex Limited (Company Number 05758881) (the "Head lessee") (the "Master Head-lease Agreement") and Head lessee shall by separate agreement entered into on the date hereof between the Head lessee and the lessee (the "Master Sub-lease Agreement") lease the Equipment back to the lessee.

IT IS AGREED as follows:

1.   Definitions

1.1 The expressions used herein are those used in the Master Sub-lease Agreement, unless expressly stated otherwise herein.

1.2  "Transfer Date" means the date hereof.

1.3  "Equipment" means the products described in ANNEX 1 attached hereto.

2.   SALE AND TRANSFER

2.1 The lessee hereby sells the Equipment with full title guarantee to the Head lessor with effect from the Transfer Date.

2.2 Physical delivery of the Equipment shall not take place but the parties hereby agree that the legal and beneficial ownership in the Equipment shall be transferred to the Head lessor with effect from the Transfer Date.

3.   RISK

     All risk of loss, theft and damage of and to the Equipment from any cause whatsoever remains with the lessee until such time as determined under the Master Sub-lease Agreement.

4.   PURCHASE PRICE

     In consideration for the sale and transfer of the Equipment, the Head lessor shall pay an aggregate purchase price of E3,000,000 plus value added tax at the prevailing rate of currently 17.5%

5.   REPRESENTATIONS AND WARRANTIES OF THE LESSEE

5.1. The lessee represents and warrants that the following statements are true and accurate as at the Transfer Date:

     a) The lessee is the sole legal and beneficial owner of every item of the Equipment. The lessee can freely dispose of every item of the Equipment.

     b) The Equipment is free of any lien, encumbrance and other rights created for the benefit of third parties.

     c) The sale and transfer of the equipment and any part thereof does not require the consent of any other person or authority. The lessee is not restricted by any applicable law or any contract, agreement or arrangement to which it is a party to validly and effectively sell and transfer the equipment. There are no claims, options, rights of pre-emption or other agreements materially affecting the good and marketable title to the Equipment.

     d) The Equipment is of satisfactory quality within the meaning of the Sale of Goods Act 1979, has, if and as applicable, been properly installed, operated and maintained in accordance the manufacturer's instructions whilst in the possession or ownership of the lessee and is in good working order.

     e) The aggregate price to be paid by the Head lessor under clause 4 reflects the fair replacement value of the Equipment at the date of this Agreement.

6.   MISCELLANEOUS

     This Sales Agreement is governed by and interpreted in accordance with English law and the parties hereto submit to the exclusive jurisdiction of the English Courts in relation to any matter arising herefrom.

Duly executed by the parties on the date set out on the front page

SIGNED BY
For and on behalf of
BIOVEX LIMITED


                                        /s/ P. Astley-Sparke
                                        ----------------------------------------
                                        Authorised Signatory



SIGNED BY
For and on behalf of
EUROPEAN VENTURE PARTNERS II
ANNEX LIMITED


                                        /s/ [ILLEGIBLE]
                                        ----------------------------------------
                                        Authorised Signatory

                                     ANNEX 1

ASSET
REGISTER

               BIOVEX                                             TOTAL SCHEDULE
COMPANY NAME   LIMITED        DRAWDOWN DATE           25-AUG-06   AMOUNT

LEASE

AGREEMENT NO         6        COMMENCEMENT DATE       01-OCT-06    E3,000,000.00
DRAWDOWN NO          1        TERMINATION DATE        30-SEP-09

                   Asset     Date of
Asset Location   Category*   Invoice            Asset Description               Supplier        Invoice #
--------------   ---------   -------   -----------------------------------   -------------   ---------------
                                       Chessel 5100V with 6 channels
  Milton Park        3        Dec-05   & memory card                         Inlec           Y 36628
  Milton Park        3        Dec-05   Recorder, Monitor & filter            Amersham        Y 59146888
                                                                             Telephone
  Milton Park        3        Oct-05   Telephone system - cabling etc        Systems         Y TSS/I/121/05
                                       Chromotography Column                 Amersham
  Milton Park        3        Aug-05   (Bioreliance)                         Biosciences     Y 59132920
                                       Revco Ultima II Series upright                        Y
  Milton Park        3        Jul-05   Freezer                               Kendro          SLS/85001438
                                       Cryostorage Vessell, controller,
  Milton Park        3        Apr-05   vapour phase                          Jencons         Y 00342287
  Milton Park        3        Apr-05   Immunospot Series 3A Analyzer         CTL             Y 1-040705
                                                                             Web
  Milton Park        3        Mar-05   Bioneb Disruption System              Scientific      Y 89586
  Milton Park        3        Mar-05   Mini Prep Cell                        Bio-Rad         Y 320/25008595
  Milton Park        3        Oct-04   340L Fridge                           Jencons         Y 00332804
  Milton Park        3        Oct-04   Temperature monitoring system         Jencons         Y 00332804
                                       BPG140/500.100/750 4 way              Amersham
     Cobra           3        Aug-04   Valve & accessories                   Pharmacia       Y 47134089
  Milton Park        3        Jul-04   Refridgerators, cryostorage           Jencons         Y 00326524
                                       Centramate cassette, quattro          Pall
  Milton Park        3        May-04   Pump                                  Corporation     Y 4400465774
  Milton Park        3        Apr-04   Topcount, 2 detector                  Perkin Elmer    Y 5400128782
                                                                             Appleton
  Milton Park        3        Feb-04   Bio-doc - It system                   Woods           Y 088388
                                                                             Becton
  Milton Park        3        Dec-03   FL4 UPG                               Dickinson       Y 40015300
  Milton Park        3        Dec-03   Guava Cytometer                       GRI             Y PRO00455
                                       Mastercycler Thermocycler -
  Milton Park        3        Oct-03   Eppendorf                             VWR             Y 91614147
  Milton Park        3        Jun-03   Total Volume system                   Applikon        Y 24713
                                       2 x Heracell CO2 double                               Y
  Milton Park        3        May-03   Chamber                               Kendro          SLS/83001558
                                                                                             Y
  Milton Park        3        May-03   Herasafe Class II Cabinet             Kendro          SLS/83001758
                                                                                             Y
  Milton Park        3        Apr-03   VAP 3 Unit                            Kendro          SLS/83001255
                                       Radioactive Safety Equip,                             Y
  Milton Park        3        Apr-03   Eppendorff centrifuge                 AMS             GT/0028/000085

                                       Fluorometer & minicell adapter
  Milton Park        3        Mar-03   kit                                   GRI             Y PRO00403
                                                                             Thermo Life
  Milton Park        3        Mar-03   Hybaid Instruments multiblock         Sciences        Y 842061
                                       Biotechne Hepa & Microplate
  Milton Park        3        Feb-03   Strip Washer                          Jencons         Y 00297563
                                       Biorack Storage Unit, cryoguard,
  Milton Park        3        Feb-03   roller base                           SLS             Y SI25515501
                                       Hybaid Instruments 1 block MBS        Thermo Life
  Milton Park        3        Jan-03   start up kit                          Sciences        Y 836698
                                                                                             Y
  Milton Park        3        Jan-03   Legend Easy Set + accessories         Kendro          SLS/82002705
                                                                             Pall
  Milton Park        3        Dec-02   Quattro pump 1000S                    Corporation     Y 361111
                                                                             Pall
  Milton Park        3        Dec-02   Centramate Package 2                  Corporation     Y 361693
                                                                             Autoimmun
  Milton Park        3        Nov-02   AID Elispot Reader System             Diagnostika     Y AR02114103
  Milton Park        3        Nov-02   Densitometer & accessories            Bio-Rad         Y 320/22027709
                                                                             Amersham
  Milton Park        3        Oct-02   Pump P-950                            Pharmacia       Y 27151076
  Milton Park        3        Sep-02   Protean IEF Cell                      Bio-Rad         Y 320/22021752
                                       MX FLII Optics Carrier &
  Milton Park        3        Sep-02   accessories                           Leica           Y 93466724
                                       Olympus microscope frame &
  Milton Park        3        Sep-02   accessories                           SLS             Y SI24329001
                                       AKTA FPLC system inc
  Milton Park        3        Aug-02   computer & printer                    Rodaris         Y ROD/BV001
                                       Shimadzu UV 2401 PC,
  Milton Park        3        Aug-02   Spectrophotometer etc                 Rodaris         Y ROD/BV002
                                       Washing machine, ice maker,
  Milton Park        3        Jul-02   accessories                           Jencons         Y 00285909
                                       Xograph film processor &
  Milton Park        3        Jun-02   accessories                           Xograph         Y OP/I056750
  Milton Park        3        Jun-02   Gene Pulser II & accessory            Bio-Rad         Y 320/22014464
                                       Computer software - re Oncovex        Canfield
  Milton Park        3        May-02   project                               Clinical
                                       Ultrasonic Processor &
  Milton Park        3        Apr-02   accessories                           Jencons         Y 280112
  Milton Park        3        Apr-02   Legend Easy Set                       Kendro          Y 4025561
  Milton Park        3        Mar-02   Microscope Olympus                    SLS             Y SI21324801
  Milton Park        3        Mar-02   Assorted analytical instruments       Jencons         Y 00278079
                                       Miele Glass Washing Machine &
  Milton Park        3        Mar-02   accessories                           Jencons         Y 00277895
  Milton Park        3        Mar-02   Lightbox, light table                 VWR             Y 91115392
                                       Scintillation counter & cell
  Milton Park        3        Mar-02   harvester                             Packard         Y 57013
  Milton Park        3        Mar-02   Olympus Microscope plus eqpt          SLS             Y SI21324802
  Milton Park        3        Mar-02   Revco Elite Series Upright            Kendro          Y 4024807
  Milton Park        3        Feb-02   Centrifuge 5417R                      VWR             Y 91082496
  Milton Park        3        Feb-02   Minus 80 Freezer                                      Y 4024006
                                       Supply & install additional Cat5e     Computers in
  Milton Park        3        Jan-02   outlets                               the City        Y 4566
                                                                             Red Box Fire
  Milton Park        3        Jan-02   Fire extinguishers                    Control         Y 18794
  Milton Park        3        Jan-02   Installation of telephone system      TSS             Y I/014/02
  Milton Park        3        Jan-02   Fridges for labs                      John Lewis      Y
  Milton Park        3        Jan-02   Equipment for labs - various          Kendro          Y - contract

  Milton Park        3        Jan-02   Mastercycler gradient, Centrifuge     VWR             Y 91073201
                                       Supply & installation of Cat5e        Computers in
  Milton Park        3        Dec-01   outlets                               the City        Y 4418
  Milton Park        3        Nov-01   Heracell incubator                    Kendro          Y 0004022020
  Milton Park        3        Oct-01   Refractometer                         Merck           Y 90986449
  Milton Park        3        Oct-01   Herasafe Class II Cabinet HS12        Kendro          Y 0004020913
  Milton Park        3        Oct-01   Herasafe Class II Cabinet HS9         Kendro          Y 0004021019
                                       TZ-28 Ti zonal rotor &
  Milton Park        3        Aug-01   conversion kit                        Kendro          Y 0004020110
                                                                             Becton
  Milton Park        3        Aug-01   Facscalibur & accessories             Dickinson       Y 010057564
                                       Reservoir kit, Proflux basic unit
  Milton Park        3        Apr-01   & accessories                         Millipore       Y 74
  Milton Park        3        Apr-01   A-621 F/A Rotor Oncovex               Kendro          Y 0004017808
                                       Spectrophotometer & cell ultra
  Milton Park        3        Mar-01   micro                                 Merck           Y 90812338
  Milton Park        3        Mar-01   Reservoir kit Oncovex                 Millipore       Y 2106385
  Milton Park        3        Dec-00   Lucia IA DVC Camera                   Nikon UK        Y 2042886
  Milton Park        3        Dec-00   Lucia DVC Camera accessories          Nikon UK        Y 2042688
      UCL            3        Nov-00   Heracell Stacked Double Unit          Kendro          Y
      UCL            3        Nov-00   Olympus Microscope plus eqpt          SLS             Y
      UCL            3        Oct-00   Heracell Stacked Double Unit          Kendro          Y
      UCL            3        Sep-00   Millipore eqpt                        Millipore       Y
      UCL            3        Sep-00   Ugo Basile Meter and plate            Linton          Y
                                       Sanyo Gallenkamp upright
      UCL            3        Jun-00   freezer & CO2 backup                  Sanyo           Y 2074933
                                       Proflux M12 Basic unit+reservoir                      Y
      UCL            3        Mar-00   kit                                   Millipore       4033/58428502cr
      UCL            3        Mar-00   Sanitary Manifold+Tubing kit          Millipore       Y 2007139
                                                                             Scientific
      UCL            3        Mar-00   Balance A&D HR-120                    Lab. Supplies   Y 14836901
      UCL            3        Mar-00   Roto rat 8 station & accessories      via UCL         YES
      UCL            3        Mar-00   Opsys MR+Printer                      Dynex           Y 62986
      UCL            3        Feb-00   Leica SM 2000R                        Leica           Y 93215325
      UCL            3        Feb-00   Dry ice tray for Leice SM             Leica           Y 93220416
      UCL            3        Feb-00   Pel 2 Mini holder                     Millipore       Y 2004374
      UCL            3        Feb-00   Stereotactic Drill +Manipulator       Harvard         Y 26396
                                       Small animal sterotaxic
      UCL            3        Dec-99   instrument                            via UCL         NO
                                       Hybridation Oven
      UCL            3        Dec-99   HBMSOV14220                           Hybaid          Y 545925
      UCL            3        Nov-99   Micro4 Controller UPM II              WPI             Y 605623
                                                                             Insight
      UCL            3        Nov-99   Gel system.double sided, vertical     Biotechnology   Y 8119
                                                                             Scientific
      UCL            3        Sep-99   Microscope stero zoom                 Lab. Supplies   Y 12968402
                                                                             Life Sciences
      UCL            3        Sep-99   Mixer/Shaker -Orbital B Denley        Int             Y 770454
                                                                             Amersham
      UCL            3        Sep-99   Power supply x4 +Transphor unit       Pharmacia       Y 97120969
                                                                             Amersham
      UCL            3        Sep-99   Power supply x2                       Pharmacia       Y 97121570
                                       Storage System Biostor                Scientific
      UCL            3        Sep-99   MOL3136                               Lab. Supplies   Y 12965702
                                                                             Insight
      UCL            3        Aug-99   Incubator Shaker, G25 KS              Biotechnology   Y 7029

                                                                             Scientific
      UCL            3        Aug-99   Icemaker Scotsman AF10-AS             Lab. Supplies   Y 12948301
      UCL            3        Aug-99   Heracell Double Unit x2               Kendro          Y 4003981
      UCL            3        Aug-99   Incubator B12 Function Line           Kendro          Y 4003981
      UCL            3        Aug-99   Centrifuge Superspeed rc -26+         Kendro          Y 4003981
                                                                             Scientific
      UCL            3        Aug-99   Microscope CK40-F Olympus             Lab. Supplies   Y 12968401
                                                                             Scientific
      UCL            3        Aug-99   Biosystem 10 with LN Cylinder         Lab. Supplies   Y 12965701
      UCL            3        Jul-99   Herasafe HS12                         Kendro          Y 4003841
      UCL            3        Jul-99   VIP Freezer -86c MDF-U70V             Sanyo           Y 2066173
      UCL            3        Jul-99   Centrifuge micro 5417c x2             Merck           Y 90271450
                                       Centrifuge, refrigerated Jouan
      UCL            3        Jul-99   CR4.22                                Merck           Y 90271450
                                       Concentrator with pump and
      UCL            3        Jun-99   rotor                                 Merck           Y 90223259
      UCL            3        Jun-99   Centrifuge 5417R with rotor           Merck           Y 90223259
      UCL            3        Jun-99   PCR                                   Merck           Y 90218336
      UCL            3        Apr-99   Incubator/SUB6                        via UCL         NO
                                       New Brunswick Scientific G25
      UCL            3        Jan-99   Incubator Shaker                      Insight         Y 4909
  Milton Park        1        Feb-06   Server and adaptor                    SDT             Y 13095
  Milton Park        1        Jan-06   Servers - Blackberry & email          SDT             Y 13075
                                       Various computer equip (see           Bechtle
  Milton Park        1        Oct-05   invoice)                              Direct          Y SINV079275
  Milton Park        1        Aug-05   Sony Laptop VGN-S4 VP (CSS)           Sony
                                       HP DL380 - Financial Server (for
  Milton Park        1        Jul-05   US)                                   SDT             Y 12955
                                       HP Compaq nx8220-760,                 Bechtle
  Milton Park        1        Jun-05   monitor etc                           Direct          Y SINV072702
                                                                             Bechtle
  Milton Park        1        Jun-05   Sony Vaio (GB)                        Direct          Y SINV073508
  Milton Park        1        Dec-04   Server & accessories                  SDT             Y 12854
                                                                             Eurosource
  Milton Park        1        Nov-04   Sony Vaio Notebook (CL)               IT              Y I002494
  Milton Park        1        Aug-04   Compaq server and extras              SDT             Y 12793
                                       HP DL 380 3.2 Ghz Server &
  Milton Park        1        Jul-04   software                              SDT             Y 12776
                                       D330 MT Computers x 2 (Imm            Bechtle
  Milton Park        1        Jun-04   & JH)                                 Direct          Y SINV056158
  Milton Park        1        Apr-04   Compaq DL320                          SDT             Y 12705
                                                                             Bechtle
  Milton Park        1        Apr-04   Apple PowerMac G4,                    Direct          Y SINV053265
                                       HP Compaq nc4000/ Sony Viao           Bechtle
  Milton Park        1        Jan-04   Z1 RMP                                Direct          Y 47941
                                       M'soft windows/exchange/XP            Software
  Milton Park        1        Nov-03   pro                                   Design Tech     Y 12627
                                                                             Bechtle
  Milton Park        1        Oct-03   HP Colour laser printer               Direct          YSINV044951
                                                                             Software
  Milton Park        1        Oct-03   HP D330 - 1 (Bliu) Computer           Design Tech     Y 12620
                                       HP D330 - 2 (Imm Lab)                 Bechtle
  Milton Park        1        Oct-03   Computer                              Direct          Y SINV045518
                                                                             Software
  Milton Park        1        May-03   Server cabinets                       Design Tech     Y 12518
                                                                             Software
  Milton Park        1        May-03   Rackmount UPS                         Design Tech     Y 12523

                                       Compaq server, Jukebox &              Software
  Milton Park        1        May-03   software                              Design Tech     Y 12526
                                                                             Software
  Milton Park        1        May-03   Compaq notebook (communal)            Design Tech     Y 12529
                                       Compaq D310 MT & monitor              Software
  Milton Park        1        Feb-03   (blackberry)                          Design Tech     Y 12474
                                       Compaq comp. & monitors               Software
  Milton Park        1        Jan-03   (SW/TP/MW)                            Design Tech     Y 12457
                                       Compaq computer & monitor             Software
  Milton Park        1        Oct-02   (ET)                                  Design Tech     Y 12421
                                       Compaq computer & accessories         Software
  Milton Park        1        Sep-02   (Ymc)                                 Design Tech     Y 12387
                                       Compaq computer & accessories         Software
  Milton Park        1        Sep-02   (RC - L)                              Design Tech     Y 12404
                                                                             Software
  Milton Park        1        Jul-02   Firebox & Soho TC                     Design Tech     Y 12356
                                       Compaq laptop (RS) & 2 PC's           Software
  Milton Park        1        Jun-02   (ST,Anal)                             Design Tech     Y 12342
                                                                             Micro Anvika
  Milton Park        1        Jun-02   Laptop computer (JH)                  (Visa)          Y
                                       5 Compaq                              Software
  Milton Park        1        Apr-02   computers,monitors,software           Design Tech     Y 12292
                                                                             Software
  Milton Park        1        Mar-02   Laptop - TM                           Design Tech     Y 12273
                                                                             Software
  Milton Park        1        Jan-02   3 Compaq D300 & software              Design Tech     Y 12227
                                       Compaq Rack Server &                  Computers in
  Milton Park        1        Dec-01   accessories                           the City        Y 4423
                                       Compaq Rack Server &                  Computers in
  Milton Park        1        Dec-01   accessories                           the City        Y 4422
                                       Compaq stabiliser unit, drawer        Computers in
  Milton Park        1        Dec-01   kit etc                               the City        Y 4421
                                                                             Computers in
  Milton Park        1        Dec-01   Leads various                         the City        Y 4450
                                                                             Computers in
  Milton Park        1        Dec-01   MS Upgrades various, ACT 2000         the City        Y 4417
                                                                             Computers in
  Milton Park        1        Oct-01   Sony Vaio R600 (PAS)                  the City        Y 4200
  Milton Park        4        Sep-05   Filing cabinets & chairs              ISIS            Y (4)
  Milton Park        4        Sep-05   Cabinets & desks                      ISIS            Y (2)
  Milton Park        4        Jul-05   workstation (desks, chairs etc)       ISIS            Y (3)
  Milton Park        4        May-05   4 workstations (desks,chairs etc)     ISIS            Y
  Milton Park        4        Jan-05   4 x 2 drawer fire proof filing cab.   Viking Direct   y
  Milton Park        4        Feb-04   Bisley Side open Tambour              Guilbert        y
  Milton Park        4        Jul-02   Fire cabinet                          Viking Direct   Y
  Milton Park        4        Jun-02   Seating                               Vector          Y
  Milton Park        4        May-02   Office Furniture desks, chairs etc    Viking Direct   Y (2)
  Milton Park        4        Mar-02   Office Furniture desks, chairs etc    Viking Direct   Y (4)
  Milton Park        4        Feb-02   Office Furniture desks, chairs etc    Viking Direct   Y (3)
  Milton Park        4        Jan-02   Office Furniture desks, chairs etc    Viking Direct   Y (5)
  Milton Park        4        Dec-01   Office Furniture desks, chairs etc    Viking Direct   Y (2)
  Milton Park        4        Nov-01   Office Furniture desks, chairs etc    Viking Direct   Y (9)
  Milton Park        4        Oct-01   Office Furniture desks, chairs etc    Viking Direct   Y (6)
                                                                             Oxford
  Milton Park        4        Jul-01   Epson Data projector                  Visuals         Y
  Milton Park        3        Nov-01   Cold room                             IAB 1329,I344 and I352

                                       Air conditioning units, ducts and
  Milton Park        3        Nov-01   piping                                IAB 1329,I344 and I352
  Milton Park        3        Nov-01   Furniture                             IAB 1329,I344 and I352
                                       Mechanical services and co2
  Milton Park        3        Nov-01   gases                                 IAB 1329,I344 and I352
  Milton Park        3        Nov-01   Circulating fume cupboad              IAB 1329,I344 and I352